Exhibit 99.5

Forward Looking Statements

Information in this presentation, which is not historical, includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation, including the growth of specific markets, improved competitiveness or results, future customer contracts or relationships and estimated revenue, cash flow and profits, are forward looking statements. All such forward looking statements involve risks and uncertainties including, without limitation, adverse business or market conditions, the ability of HEI to secure and satisfy customers, the availability and cost of materials from HEI’s suppliers, adverse competitive developments, change in or cancellation of customer requirements, and other risks detailed from time to time in HEI’s SEC filings.

HEI, Inc. Shareholders’ Meeting
Sales & Marketing Summary

A. Marketing Activity 9/02 – 2/03
1. Marketing Activity — Position HEI for Sales Growth

     a. Existing Markets

•	Address markets that best fit HEI core capabilities

– Hearing, Medical Implantable & RFID:

o Identified and qualified customer & program gaps

o Qualified customer contacts

o Focused sales efforts on customers with best potential ROI

– Broadband

o Consolidated programs, new account development & sales on largest opportunities

– Won 8 New Major Accounts

     b. New Markets

•	Work markets that can utilize HEI core capabilities

– Supercomputing, Medical Equipment & Aerospace

o Quantified flex and assembly market values

o Identified key prospects & technology requirements

o Augmented and focused sales teams on key customers.

– Won 5 New Major Accounts

2. New Customers in Existing Markets

     a. Hearing

•	Interton, GmbH

– CIC hearing module. Production order in place 11/02

•	Phonak, AG

– Ultra-low cost BTE/CIC/ITE module platform

– Prototype and preproduction order won 1/03

•	Cochlear

– Cochlear implant flex qualification PO received 12/02

     b. Medical Implantable/ Device

•	Animus

– Insulin pump module. Qualification order won 1/03

•	Very Large Pacemaker Company

– Plastic ball grid array chip-scale packages (PBGA-CSPs)

– Qualification order won 1/03.

     c. Broadband

•	Velocium (TRW)

– High frequency MCM – 10GHz

     d. RFID

•	International Paper

– Cosmetic shelves (reader), tags on make-up

– Development PO received, upside 5M TRx /yr

•	Meade

– Anti-piracy CD/ DVD case labels

– Development PO received 10M tags / yr

3. Current Customers

     a. Microelectronics

•	Siemens Medical Systems

– 11/02 contract for FY’03 in place

•	Sonic Innovations

–	12/02 concluded contract negotiations for hybrids and face plates in CY ‘03

–	New BTE products moving into production

•	DSP Factory

–	New low cost programs coming to HEI, increasing revenue potential from by 3 to 4 X

•	Triquint

–	3 separate programs in, or entering qualification. Volume forecast in Q4 onwards

•	Agere

–	Pick up in demand in Q2 ‘03.

     b. High Density Interconnect Division

•	MSEI

–	Good flex/assembly volumes

–	Displayed competitor Diconex on new Flex programs

•	Guidant

–	Strong demand in Q1. Dropped in Q2. Expect pick up in Q3 onward

     c. Advanced Medical Division

•	GE Medical Systems

–	Secured contract for CY ‘03.

–	Upside for 2 MRI product platforms & service estimated @ $12M

•	CADX

–	Digital mammography system

•	J & J

–	Ongoing contracts for; Oblation device, fluid delivery system & morcelator.

•	Dupont

–	DNA analyzer for Pathogens

•	Many blue-chip medical software programs

C. The Challenge — 2/03
1. Strategic Planning & Execution
a. Revise marketing plan to integrate HEI Advanced Medical Division into overall marketing strategy
b. Include HEI AMD in overall HEI Marketing Communications Plan

2. Reorganize sales team
a. Focus on large key accounts

•	Stand-alone Microelectronics / Flex / Advanced Medical Accounts
•	Leverage synergies across accounts / divisions to sell up or down the food chain

b. Close these near term prospects:

Microelectronics / HDI

• GE Medical Systems

– CT Flex assemblies & Ultrasound Flex Assemblies

• Philips Medical Systems

– Filmless X-Ray modules.

• # 2 Hearing Manufacturer

– Outsource all ceramic hybrid assembly business

– Contract WIP.

• Large Japanese Telecom

– Quoted 600K/yr MMICs

• Global Aerospace Solutions Provider

– JSF Antenna arrays.

– Missile guidance arrays

• Alcatel

– ESA MMIC packages

Advanced Medical Division

• # 1 Hospital Management Information Systems Provider

– Linking Hospital Management System to Patient Care Hardware with HEI (AMD) developed hardware & software.

– In contract negotiation. Alphas est. 5/03.

D. HEI Sales Team

Don DeCosse	–	Central Sales / Broadband & Aerospace
Mark Derwin	–	East Coast Sales / Medical Equipment & Devices
Mart Diana	–	RFID
Jeff Flammer	-	Applications
Len Klun	-	Hearing
Carl Livingston	-	RFID / High Frequency
Kevin Ritter	-	West Coast / Medical Implantable / Medical Device